UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

Goldman Sachs Middle Market Lending Corp. II

(Exact name of registrant as specified in charter)

Delaware	814-01461	87-3643363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 655-4419

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On November 8, 2023, Goldman Sachs Middle Market Lending Corp. II (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders considered two proposals as described in the Company’s proxy statement filed on September 12, 2023. The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of 11,734,880 shares of common stock outstanding on the record date, September 11, 2023. The final results of the voting on the matters submitted to stockholders at the Annual Meeting are set forth below.

Proposal 1: By the vote shown below, the stockholders elected the nominees for directors. Each director will serve until the 2024 annual meeting of stockholders and until his or her successor is duly elected and qualified. The election of each nominee required a majority of the votes cast by all stockholders present, virtually or by proxy, at the Annual Meeting. Under the Company’s bylaws, a majority of votes cast means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that director’s election).

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Karole Dill Barkley	3,086,253	120,046	305,776	2,562,549
Carlos E. Evans	3,084,379	121,713	305,983	2,562,549
Tracy Grooms	3,076,520	130,875	304,680	2,562,549
Timothy J. Leach	3,091,960	110,763	309,352	2,562,549
Richard A. Mark	3,078,535	125,270	308,270	2,562,549
Katherine (“Kaysie”) Uniacke	3,067,211	130,610	314,254	2,562,549

Proposal 2: The stockholders also voted on a proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Approval of Proposal 2 required a majority of the votes cast by all stockholders present, virtually or by proxy, at the Annual Meeting.

Votes For	Votes Against	Abstentions
5,840,227	75,728	158,669

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS MIDDLE MARKET LENDING CORP. II
(Registrant)

Date: November 9, 2023	By:	/s/ David Miller
	Name:	David Miller
	Title:	Co-Chief Executive Officer and Co-President

	By:	/s/ Alex Chi
	Name:	Alex Chi
	Title:	Co-Chief Executive Officer and Co-President